UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2022

Jupiter Wellness Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41126	87-2646504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Road, Suite 110

Jupiter, Florida 33477

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 244-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.0001 per share	JWAC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-eighth of one share of Class A Common Stock	JWACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2022, the Board of Directors of the Company elected Nancy Torres Kaufman a director to fill the vacancy created by the resignation of Dr. Andy Goren. Ms. Torres Kaufman will serve as a member of the Audit Committee.

Nancy Torres Kaufman, age 41, has served as a director of Jupiter Wellness, Inc. (NASDAQ:JUPW), a leading developer of pharmaceutical cannabinoids focused on skincare therapeutics and treatments, since January 2021. Ms. Torres Kaufman is the Chairman and CEO of Beacon Capital LLC, a New York family office, recently relocated to Jupiter, Florida. Ms. Torres Kaufman officially founded Beacon Capital as a life science investment advisory platform in 2010 with a focus on life sciences businesses. Based in Jupiter, Florida Ms. Torres Kaufman and the Beacon group of companies are developing the Beacon Pharmaceutical Jupiter venture, a LEED Life Sciences Accelerator smart facility comprised of state-of-the-art physical space and mammalian cell biologics production capabilities to be operated by a world class CDMO. A partnership with the town of Jupiter Florida to cement and expand the life Science ecosystem, which is current home of Scripps, University of Florida (UF), Max Planck Institutes, and Florida Atlantic University (FAU), Jupiter Wellness, Inc and many others. In 2008 she joined the investment banking boutique Violy & Co and began to focus increasingly on her first passion, life sciences. Ms. Torres Kaufman is a Cuban born and raised entrepreneur focused on leveraging venture philanthropy to catalyze the life science and healthcare space. She left Cuba 1994 for the US unaccompanied as a 14-years old. In 1999, Ms. Kaufman was awarded a full academic scholarship to the College of St. Elizabeth, consisting of an accelerated medical program with UMDNJ for a Bachelor of Science Major in Biology with a Chemistry minor. Ms. Kaufman also entered the Women’s Leadership Program at Yale School of Management in 2020.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2022

JUPITER WELLNESS ACQUISITION CORP.

By:	/s/ Brian S. John
Brian S. John
Chief Executive Officer